UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 19, 2019

COUNTERPATH CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-35592

(Commission File Number)

20-0004161

(IRS Employer Identification No.)

Suite 300, One Bentall Centre, 505 Burrard Street, Vancouver, British Columbia, Canada V7X 1M3

(Address of principal executive offices and Zip Code)

(604) 320-3344

Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	CPAH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  [   ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [   ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 19, 2019, our board of directors made the following management title changes:

  David Karp, President and Chief Executive Officer (previously Interim Chief Executive Officer and Chief Financial Officer);
  Todd Carothers, Chief Revenue Officer (previously Executive Vice President of Sales, Marketing and Product); and
  Karen Luk, Vice President of Finance (previously Controller).

Karen Luk

Ms. Luk, age 37, brings more than ten years of accounting and finance experience working with publicly traded companies within Canada and the United States. Ms. Luk was our Controller since May 2018. From January 2014 to May 2016, she was the Senior Manager, SEC Reporting of Pattern Energy Group Inc., a San Francisco based publicly traded renewable energy company, with the exception of September 2014 to January 2015 where she was the Manager, SEC Reporting at Portola Pharmaceuticals, Inc., a San Francisco based publicly traded biotechnology company.  From November 2011 to December 2013, Ms. Luk was the Manager, SEC Reporting at Onyx Pharmaceuticals Inc., (acquired by Amgen Inc. in 2013), a San Francisco based publicly traded biopharmaceutical company. Prior to this, she spent four years with Manning Elliott LLP, Chartered Accountants in Vancouver.

Ms. Luk is a Canadian designated Chartered Professional Accountant and is also a Certified Public Accountant licensed in the State of California. She holds a Bachelor of Business Administration degree in Accounting and Finance obtained from Simon Fraser University in British Columbia.

Term of Office

Our executive officers are appointed by our board of directors and hold office until their death, resignation or removal from office. There was no arrangement or understanding between Ms. Luk and any other person(s) pursuant to which Ms. Luk was appointed as Vice President of Finance.

Family Relationships

There are no family relationships between Ms. Luk and any other director or executive officer of our company.

Certain Related Transactions and Relationships

We have not been party to any transaction with Ms. Luk since May 1, 2017, or any currently proposed transaction with Ms. Luk in which we were or will be a participant and where the amount involved exceeds the lesser of US$120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which Ms. Luk had or will have a direct or indirect material interest.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On September 19, 2019, we held our annual meeting of stockholders.  The final voting results for each of the proposals submitted to a vote of the stockholders are set forth below.

Election of Directors

At the meeting, the stockholders voted on the election of the directors with the following votes:

	For	Against	Withheld	Broker Non-Votes
Steven Bruk	3,076,570	151,985	854	1,170,444

Chris Cooper	3,027,830	200,736	843	1,170,444

Bruce Joyce	3,029,349	199,837	223	1,170,444

Owen Matthews	3,029,349	198,387	1,673	1,170,444

Terence Matthews	3,069,015	160,171	223	1,170,444

Larry Timlick	3,038,376	190,810	223	1,170,444

As a result, each of Steven Bruk, Chris Cooper, Bruce Joyce, Owen Matthews, Terence Matthews and Larry Timlick was elected as a director of our company until the next annual meeting of stockholders in 2020 and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal.

Appointment of BDO Canada LLP, Chartered Professional Accountants

At the meeting, the stockholders ratified the selection of BDO Canada LLP, Chartered Professional Accountants, as our company's auditors for the ensuing year and authorized our board of directors to fix their remuneration with the following votes:

For	Against	Abstain	Broker Non-Votes
4,021,460	39,904	338,488	1

Increase in the number of shares of common stock issuable under Deferred Share Unit Plan

At the meeting, the disinterested stockholders approved, ratified and confirmed the increase in the number of shares of common stock issuable under our company's Deferred Share Unit Plan by 200,000 shares with the following votes:

For	Against	Abstain	Broker Non-Votes
3,582,725*	564,340	177,995	1

*Excludes 74,792 shares of common stock beneficially owned by directors, officers and nominees entitled to receive a benefit under the Deferred Share Unit Plan.

Non-binding resolution to approve the compensation of our executive officers

At the meeting, the stockholders approved, on a non-binding advisory basis, the compensation of our executive officers as disclosed in the proxy statement for the meeting with the following votes:

For	Against	Abstain	Broker Non-Votes
3,012,342	64,030	153,037	1,170,444

Non-binding resolution to determine the frequency of an advisory vote on executive compensation

At the meeting, the stockholders approved, on a non-binding advisory basis, to hold an advisory vote on the compensation of our executive officers every three years with the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
81,724	9,398	2,987,168	151,119	1,170,444

The stockholders' selection of every three years is consistent with management's recommendation with respect to the frequency of such advisory vote. Based on the results of this vote, our company will include a stockholder vote on executive compensation in our proxy materials every three years until the next required vote on the frequency of such a vote is required.

Item 7.01	Regulation FD Disclosure.

A news release dated September 20, 2109 is furnished herewith.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 7.01 of this current report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits
99.1	News release dated September 20, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTERPATH CORPORATION

By:	/s/ David Karp
David Karp
President and Chief Executive Officer

Dated:  September 20, 2019